THIRD AMENDMENT
                             TO EMPLOYMENT AGREEMENT
                                     BETWEEN

                              WILLIAM L. WESTERMAN
                                       AND
                        RIVIERA HOLDINGS CORPORATION AND
                          RIVIERA OPERATING CORPORATION


         This THIRD AMENDMENT dated as of March 4, 2008, to the Employment Agreement by and among RIVIERA HOLDINGS CORPORATION ("RHC"), and its wholly-owned subsidiary, RIVIERA OPERATING CORPORATION ("ROC") (collectively the "Company"), and WILLIAM L. WESTERMAN ("Executive").

         WHEREAS, the Parties entered into an Employment Agreement dated as of November 21, 1996 (the "Agreement"), and said Agreement is currently in effect;

         WHEREAS, on December 6, 2000, the Parties amended the Agreement by way of a First Amendment to Employment Agreement ("First Amendment");

         WHEREAS, on July 15, 2003, the Parties again amended the Agreement by way of a Second Amendment to Employment Agreement ("Second Amendment");

         WHEREAS, the Company and Executive desire that the terms of the Agreement and amendments thereto be further amended; and

         WHEREAS, this Third Amendment to Employment Agreement ("Third Amendment"), has been approved by the Company's Board of Directors and Compensation Committee.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

1. Paragraph 5 of the Agreement, as amended by the Second Amendment, shall be changed as follows:

                  5.       Incentive Bonus.

                           (a) Effective January 1, 2008, Executive is eligible to participate in the Company's Incentive Compensation Plan (the "Plan"). The Plan provides for an annual target that is established by the Company's Compensation Committee and approved by the Company's full Board of Directors in or around each November of the year preceding the applicable year. Incentive Bonuses are paid prior to March 15 of the year following the year in which the Incentive Bonus is earned. The Plan also provides for awards of discretionary bonuses.

                           (b) Executive shall be paid a discretionary bonus in the amount of $300,000 prior to March 15, 2008, for his contribution to the Company's excellent performance in 2007.

2. Except as amended by this Third Amendment, the terms and conditions of the Agreement, the First Amendment and Second Amendment shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have duly executed this Third Amendment as of the day and year first written above.



RIVIERA HOLDINGS CORPORATION                RIVIERA OPERATING CORPORATION



By: _____________________________           By: _____________________________
     Mark Lefever, Treasurer                     Mark Lefever, Treasurer




EXECUTIVE


-------------------------------
WILLIAM L. WESTERMAN